UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026 (June 24, 2026)

Chicago Atlantic BDC, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40564	86-2872887
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Madison Avenue, Suite 1800, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 625-9295

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	LIEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 24, 2026, Chicago Atlantic BDC, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The Company submitted two matters to the vote of its stockholders, which are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2026. As of the close of business on April 27, 2026, the record date for the Annual Meeting, there were 22,820,590 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the Company’s stockholders at the Annual Meeting is set forth below.

Proposal 1: Election of Directors

The Company’s stockholders re-elected two members of the board of directors of the Company, each as a Class 2 director, to serve until the 2029 annual meeting of stockholders and until his or her successor is duly elected and qualified. The following votes were taken in connection with this proposal:

Name	For	Withhold	Broker Non-Votes
Americo Da Corte	4,619,116	549,693	7,647,065
Tracey Brophy Warson	4,619,100	549,709	7,647,065

Proposal 2: Ratification of Selection of BDO USA, P.C.

The Company’s stockholders ratified the selection of BDO USA, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The following votes were taken in connection with this proposal:

For	Against	Abstain
12,740,473	27,637	47,764

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Chicago Atlantic BDC, Inc.

Date: June 25, 2026	By:	/s/ Umesh Mahajan
	Name:	Umesh Mahajan
	Title:	Secretary

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